Exhibit 14
LESAKA TECHNOLOGIES, INC.
CODE OF ETHICS

CONTENTS
CONTENTS
..............................................................................................................................................

2
1.
EXECUTIVE SUMMARY
.............................................................................................................

3
1.1.
INTRODUCTION

.....................................................................................................................

3
2.
COMPLIANCE, WAIVERS

OR AMENDMENTS

..........................................................................

4
2.1.
COMPLIANCE WITH THIS CODE

...........................................................................................

4
2.2.
WAIVERS

OF OR AMENDMENTS TO THIS CODE

.................................................................

4
3.
COMPLIANCE WITH LAWS,

RULES AND REGULATIONS

.......................................................

5
3.1.
FOREIGN CORRUPT PRACTICES ACT

...................................................................................

5
3.2.
COPYRIGHTED OR LICENSED MATERIAL

...........................................................................

6
3.3.
COMPETITIVE RELATIONSHIPS

...........................................................................................

6
4.
CONFLICTS

OF INTEREST

.........................................................................................................

7
4.1.
OUTSIDE ACTIVITIES, EMPLOYMENT AND DIRECTORSHIP

..............................................

7
4.2.
RELATIONSHIPS

WITH CLIENTS, CUSTOMERS AND SUPPLIERS

......................................

7
4.3.
GIFTS, HOSPITALITY

AND FAVOURS

..................................................................................

8
4.4.
PERSONAL INVESTMENTS

....................................................................................................

8
4.5.
INSIDER INFORMATION

AND INSIDER TRADING

...............................................................

9
4.6.
REMUNERATION

...................................................................................................................

9
5.
EMPLOYMENT

EQUITY,

ENVIRONMENTAL

RESPONSIBILITY

AND

POLITICAL

SUPPORT
10
5.1.
EMPLOYMENT EQUITY

.......................................................................................................

10
5.2.
HEALTH

AND SAFETY

.........................................................................................................

10
5.3.
ENVIRONMENTAL

MANAGEMENT

....................................................................................

10
5.4.
POLITICAL SUPPORT

...........................................................................................................

10
6.
LESAKA’S

FUNDS, PROPERTY AND RECORDS

.....................................................................

11
6.1.
FUNDS AND PROPERTY

......................................................................................................

11
6.2.
RECORDS

..............................................................................................................................

11
7.
EMPLOYMENT MATTERS

.......................................................................................................

12
7.1.
SUPERVISION OF

RELATIVES

AND OTHERS

.....................................................................

12
7.2.
RESTRICTIONS ON FORMER GOVERNMENT EMPLOYEES

..............................................

12
8.
DEALING WITH OUTSIDE PERSONS AND ORGANISATIONS

................................................

13
8.1.
PROMPT COMMUNICATIONS

.............................................................................................

13
8.2.
MEDIA RELATIONS

..............................................................................................................

13
9.
PRIVACY

AND CONFIDENTIALITY

........................................................................................

14
9.1.
OBTAINING AND

SAFEGUARDING INFORMATION

..........................................................

14
9.2.
ACCESS TO INFORMATION

.................................................................................................

14
9.3.
TERMINATION

OF EMPLOYMENT

......................................................................................

14
9.4.
FORMER EMPLOYMENT
......................................................................................................

14
10.
OBLIGATIONS

OF EMPLOYEES

..............................................................................................

15

1. EXECUTIVE SUMMARY
1.1. INTRODUCTION
Lesaka Technologies

,

Inc. and its

subsidiaries (hereinafter

referred to as

“Lesaka”) are committed

to a policy

of
fairness and integrity in the conducting of their businesses. This commitment, endorsed by the Board of Directors
of

Lesaka

(hereinafter

referred

to

as the

“Board”),

is based

on

the

fundamental

belief

that business

should

be
conducted to the highest ethical standards of honesty,

fairness and legality.
This Code of

Ethics (hereinafter referred

to as this “Code”)

is Lesaka’s

promise that these

ethical standards will
form the

basis for

all endeavours

of Lesaka.

Lesaka has

established this

Code as

part of

its overall

policies and
procedures. To the extent that other Lesaka

policies and procedures conflict with

this Code, this Code

will prevail.

This Code

will apply

equally to

all employees

and other

representatives of

Lesaka. The

term “employees”

has
been used in the broadest sense and includes:

● all staff with whom a service contract exists;
● management and non-management;
● directors; and
●
contractors, consultants and temporary staff.

This Code is designed to inform employees of policies in various areas. Therefore, Lesaka expects all employees, directors and other representatives to share its commitment to high moral,

ethical and legal standards.
The most

current version

of this

Code will

be distributed

to all

employees, posted

and maintained

on Lesaka’s
website, and filed as an

exhibit to Lesaka’s

Annual Report on Form

10-K. Lesaka’s

Annual Report on Form

10-
K shall

disclose that

this Code

is maintained

on its

website and

shall disclose

that substantive

amendments and
waivers will also be posted on Lesaka’s

website.
Please

study

this

Code

carefully

so

that

you

understand

Lesaka’s

expectations

and

your
obligations.

2.
COMPLIANCE, WAIVERS OR AMENDMENTS

2.1.
COMPLIANCE WITH THIS CODE

Compliance

with this

Code by

all employees

is mandatory.

If any

employee become

s

aware of,

or suspects,

a
contravention of this

Code, such employee

must promptly and

confidentially advise his

or her line

manager, the
Human Resources Manager or a member of the Compliance Department (provided such person was not involved in the alleged violation).

Lesaka’s efforts

to ensure observance of,

and adherence to, the

goals and policies outlined

in this Code mandate
that you must promptly bring to

the attention of your line manager,

the Human Resources Manager or a member
of

the

Compliance

Department

(provided

such

person

was not

involved

in

the

alleged

violation)

any

material
transaction, relationship,

act, failure to act,

occurrence or

practice that you believe,

in good faith,

is inconsistent
with, in violation of, or reasonably could be expected to give rise to a violation of,

this Code.

The matter will be investigated and dealt

with according to the Lesaka’s

Policy for the Review and Investigation
of Compliance

Matters. Failure

to report

violations of

this Code

will itself

be considered

a serious

violation of
this Code.

It is Lesaka’s

policy that no retaliation or

other adverse action will be taken

against any employee for good-faith
reports

of

Code violations.

Persons who

discriminate,

retaliate or

harass

may

be

subject to

civil,

criminal

and
administrative penalties, as well as disciplinary action, up to and including termination of employment for cause.
Managers set an example for other employees and are often responsible for directing the actions of others. Every
manager

and supervisor

is expected

to take

necessary

actions to

ensure compliance

with this

Code, to

provide
guidance and

assist employees

in resolving

questions concerning

this Code

and to permit

employees to

express
any concerns regarding compliance with this Code.

No one has the authority to order another employee to act in a manner that is contrary to this Code.
2.2.
WAIVERS OF OR AMENDMENTS TO THIS CODE

Any waivers of or amendments to this Code must be in writing and must be approved in advance by the Board.

Waivers

and

amendments,

and

the

reason

therefore,

shall

be

disclosed

as

required

under

applicable

law

and
regulations. If employees are in doubt about the

application of this Code, they should

discuss the matter with their
line manager, the Human Resources Manager,

or the Compliance Department.

3.
COMPLIANCE WITH LAWS, RULES AND REGULATIONS

Employees must comply with all

applicable laws, rules and regulations

which relate to their activities for

and on
behalf of Lesaka. Lesaka will not tolerate any violation of the law or unethical business dealing by any employee,
including any payment for, or other

participation in, an illegal act, such as bribery.
Lesaka is committed

to full compliance

with the laws,

rules and regulations

of the cities,

states and countries

in
which it operates. You

must comply with all applicable

laws, rules and regulations in performing

your duties for
Lesaka.

Numerous federal, state and local laws, rules and regulations define and establish obligations with which Lesaka, its employees and

agents must comply. Under

certain circumstances, local

country law may

establish requirements
that differ from this Code.

You are expected to comply with all local country laws in conducting Lesaka’s business. If you violate these laws
or

regulations

in

performing

your

duties

for

Lesaka,

you

not

only

risk

individual

indictment,

prosecution

and
penalties, as well as civil actions and penalties, but also subject Lesaka to the same risks and penalties.

If you

violate these

laws in

performing duties

for Lesaka,

you may

be subject

to immediate

disciplinary action,
including possible termination of your employment or affiliation with Lesaka.

Employees must ensure that their conduct cannot be interpreted as being in any way in contravention of
applicable laws, rules and regulations governing the operations of Lesaka

.
3.1. FOREIGN CORRUPT PRACTICES ACT
Lesaka employees

are expressly

prohibited from,

directly or

indirectly,

offering

payment, promising

to pay,

or
authorizing the payment of any money,

or offering any gift or non-monetary offer

or benefit, promising to give a
gift or non-monetary offer or benefit, or authorizing the

giving of anything of value to any foreign official or any
foreign political party,

official of any foreign political party,

or candidate for governmental or political office

for
purposes of:
●
influencing

any

act

or

decision

of

that

foreign

official,

political

party

or

candidate

in

his/

her/

its

official
capacity;
●
inducing that foreign official, candidate or political party to do or omit to do any act

in violation of the lawful
duty of that official, candidate or party,

or
● securing any improper advantage; or
●
inducing

that

foreign

official,

candidate

or

political

party

to

use

his/

her/

its

influence

with

a

foreign
government or instrumentality to

affect or influence any

act or

decision of that

government or instrumentality,
in order to assist

Lesaka or its employee

in obtaining or retaining

business for or with,

or directing business
to, Lesaka.
Various

countries

also

have

laws that

prohibit

commercial

bribery.

Accordingly,

these laws

are

not

limited

in
scope to

bribery of

foreign officials

and typically

prohibit bribes

or inducements

to an individual

or business

to
improperly influence decision-making.

As such, it is

Lesaka’s policy that nothing of value

should be provided to

any person for the

purpose of improperly
obtaining or

retaining business

or otherwise

gaining an

improper business

advantage.

Violations

of this

policy
are taken very seriously,

as they can subject both

Lesaka and the individual

to criminal and civil penalties,

up to
and including imprisonment.

3.2.
COPYRIGHTED OR LICENSED MATERIAL

It is both illegal and unethical to engage in practices that violate copyright laws or licensing agreements.

Lesaka requires

that all

employees

respect the

rights conferred

by such

laws and

agreements and

refrain

from
making unauthorized copies

of protected materials,

including but not

limited to printed

matter, musical recordings,
and computer software.

3.3.
COMPETITIVE

RELATIONSHIPS

It is

unethical and

unlawful to

collaborate with

competitors or

their agents

or representatives

for the

purpose of
establishing or

maintaining rates or

prices at any

particular level,

or to collaborate

in any way

in the restraint

of
trade.

4.
CONFLICTS

OF INTEREST

Employees are expected to

perform their duties conscientiously, honestly and in

accordance with the best

interests
of Lesaka to optimize business objectives.
Employees must not use their positions, or knowledge

gained through their employment with Lesaka, for private
or personal

advantage or

in such

a manner

that a

conflict or

an appearance

of conflict

arises between

Lesaka’s
interest and their personal interests.

A conflict could arise

where an employee’s

family, or

a business with which an

employee or his or her

family is
associated obtains a

gain, advantage or

profit, or there

is the appearance of

a gain, advantage or

profit, by virtue
of the employee’s position with

Lesaka or knowledge gained through that position.
Every

employee

must

promptly

inform

Lesaka

of any

business opportunities

that

come

to

his

or

her attention
through the use

of Lesaka assets, property

or information or that

relate to the existing

or prospective business of
Lesaka.
If employees

feel that

a course

of action

which they

have pursued,

are pursuing

or are

contemplating pursuing,
may

involve

them

in

a

conflict

of

interest

situation

or

a

perceived

conflict

of

interest

situation,

they

should
immediately make all the facts

known to the person

to whom they report and the

Human Resources Manager,

or
Compliance Department.
4.1.
OUTSIDE ACTIVITIES, EMPLOYMENT

AND DIRECTORSHIP

We all

share a very real responsibility to

contribute to our local communities, and

Lesaka encourages employees
to participate in religious, charitable, educational and civic activities.
Employees should, however, avoid acquiring any

business interest or participating in any activity outside Lesaka which would create, or appear to create:
●
an excessive demand upon

their time, attention and energy

which would deprive Lesaka

of their best efforts
on the job; or
●
a conflict of interest - that is,

an obligation, interest or distraction which would interfere or appear to interfere
with their independent exercise of judgment in Lesaka’s

best interest.
Employees other

than outside directors

may not

take up outside

employment without

the prior

written approval
of the Human Resources Manager.
Employees

who hold,

or have

been

invited

to hold,

outside

directorships

should take

particular

care to

ensure
compliance

with

all

provisions

of

this

Code.

When

outside

business

directorships

are

being

considered

by
employees other than outside directors, prior written approval must be obtained from the Chief Executive Officer of Lesaka or Executive Director responsible for the division.
4.2.
RELATIONSHIPS WITH CLIENTS, CUSTOMERS AND SUPPLIERS

Lesaka recognizes

that relationships

with clients,

customers and

suppliers give

rise to

many potential

situations
where conflicts of interest, real or perceived, may arise.

Employees

should

ensure

that

they

are

independent,

and

are

seen

to

be

independent,

from

any

business
organization

having a

contractual relationship

with Lesaka

or providing

goods or

services to

Lesaka,

if such

a
relationship

might influence

or create

the impression

of influencing

their decisions

in the

performance

of their
duties on behalf of Lesaka.

In such

circumstances,

employees should

not invest

in, or

acquire

a financial

interest, directly

or indirectly,

in
such an organization.

4.3. GIFTS, HOSPITALITY AND FAVOURS
Conflicts

of

interest

can

arise

where

employees

are

offered

gifts,

hospitality

or

other

favours which

might,

or
could be perceived

to, influence their

judgment in relation

to business transactions

such as the

placing of orders
and contracts.
An employee should

not accept gifts,

hospitality or other

favours from suppliers

of goods or services

to Lesaka.
However, the acceptance of the following

would not be considered contrary to such policy:
● promotional matter of limited commercial value;
●
occasional business entertaining such as lunches, cocktail parties or dinners; and
● occasional personal hospitality such as tickets to sporting events or theatres.
Any

bribe

or

attempted

bribe

must

be

reported

to

the

employee’s

line

manager

as

soon

as

possible.

It

is

the
intention that dealings with any supplier that offers bribes will be terminated.
Certain functions

or operating

areas may

have more

detailed rules

governing the

receipt of

gifts, hospitality

or
other favours.
In addition, no bribes of any kind should be made by any Lesaka employee to any customer or potential customer
to secure business.
Providing the occasional gifts to customers, as set out below,

would not be considered contrary to such a policy:
● advertising matter of limited commercial value;
●
occasional business entertaining such as lunches, cocktail parties or dinners; and
● occasional personal hospitality such as tickets to sporting events or theatres.
4.4. PERSONAL INVESTMENTS
Lesaka respects the right of

all employees to make personal investment

decisions as they see fit, as

long as these
decisions do not contravene any provisions of this Code, any applicable legislation, or any policies or procedures established by

the various operating

areas of Lesaka,

and provided

these decisions

are not made

on the basis

of
material non-public information acquired by reason of an employee’s connection with Lesaka.

Employees should not permit their personal investment

transactions to have priority over transactions for Lesaka
and its clients.
When considering the application

of this section, employees should

ensure that no investment decision

made for
their

own

account

could

reasonably

be

expected

to

adversely

influence

their

judgment

or

decisions

in

the
performance of their duties on behalf of Lesaka.
Employees involved in performing investment activities on behalf of Lesaka and those who by the nature of their duties or

positions

are exposed

to price

-sensitive information

relating

to Lesaka

are subject

to additional

rules
governing

personal

investments.

These

may

be

imposed

by

the

Companies

Act,

the

Stock

Exchange

of
Johannesburg, Banks Act,

Financial Sector Conduct Authority,

Securities Regulation Panel and

other regulatory
bodies, industry associations and management.

The rules include requirements for employees to:
●
obtain

prior

written

approval

for,

and

to

report

on,

their

personal

investment

activity

and

the

investment
activity of those persons with whom they have a close relationship; and
●
refrain from dealing

in the shares of

entities that Lesaka deals

with during certain

restricted periods, as well
as Lesaka subsidiaries and associates.
4.5. INSIDER INFORMATION AND INSIDER TRADING
Employees

may

receive

information

concerning

Lesaka

or

one

of

its

affiliates,

business

partners,

clients,

or
customers

that

is

confidential

and

not

generally

known

by

the

public.

If

that

information

is

“material”

(i.e.,
publication of that

information is likely

to affect the

market price of

the stock of

the entity to

which the information
relates), then the employee has an ethical and legal obligation not to:
● act on that information (i.e., buy or sell stock based on that information);
●
disclose that information to others; or
●
advise others

to buy

or sell

the stock

of the

entity to

which that

information relates,

until such

information
becomes public.

An

employee’s

direct

or

indirect

use

of

or

sharing

of

such

confidential,

privileged,

or

otherwise

proprietary
business information

of Lesaka

or its

partners, clients,

or customers

for financial

gain, including

investment by
the

employee

or

the

transmission

of

this

information

to

others

so

that

they

can

use

this

information

for

their
financial gain,

constitutes insider

trading, which

is a

criminal offense.

Please refer

to Lesaka’s

Insider Trading
Policy for more information.
4.6. REMUNERATION
No

employee

may

receive

commissions

or

other

remuneration

related

to the

sale of

any

product

or

service of
Lesaka except as specifically provided

under an individual’s

terms of employment or

as specifically agreed with
management.

No

member

of

Lesaka’s

Audit

Committee

shall

receive

any

compensation

not

permitted

by

the

rules

of

the
Securities and

Exchange Commission

(hereinafter referred

to as the

“SEC”), The

NASDAQ Stock

Market, and
other applicable law.
Employees may

not receive any

money or anything

of value (other

than Lesaka’s

regular remuneration

or other
incentives),

either directly

or indirectly,

for negotiating,

procuring, recommending

or aiding

in any

transaction
made on behalf of Lesaka, nor have any direct or indirect financial interest in such a transaction.

5.
EMPLOYMENT

EQUITY,

ENVIRONMENTAL

RESPONSIBILITY

AND

POLITICAL
SUPPORT
5.1.
EMPLOYMENT EQUITY

Lesaka supports

employment equity

in the workplace

and seeks to

identify,

develop and reward

each employee
who

demonstrates

the

qualities

of

individual

initiative,

enterprise,

hard

work

and

loyalty

in

their

job.

Lesaka
supports and complies with the Basic Conditions of Employment Act and the Employment Equity Act.
All employees have

the right to

work in an

environment which is

free from any

form of discrimination,

directly
or indirectly, on any

arbitrary ground, including,

but not limited

to race, gender, sex,

ethnic or social

origin, colour,
sexual orientation, age,

disability,

religion, conscience, belief,

political opinion, culture,

language, marital status
or family responsibility.

Employees

should

report any

cases of

actual or

suspected

discrimination

to their

line managers

or the

Human
Resources Manager.
Employees with illnesses or disabilities may continue to work, provided that they are able to continue to perform
satisfactorily the essential duties of their jobs and do not present a safety or health hazard to themselves or others.
5.2. HEALTH AND SAFETY
Lesaka is committed to taking every reasonable precaution to ensure a safe work environment for all employees.
Employees who become aware of circumstances relating to Lesaka’s operations or activities which pose a real or
potential health or

safety risk should report

the matter to their line

manager and the Human

Resources Manager.
It is Lesaka’s

policy that no retaliation or

other adverse action will be taken

against any employee for good-faith
reports.
5.3. ENVIRONMENTAL MANAGEMENT
Lesaka is committed

to developing operating

policies to address

the environmental impact of

its business activities
by

integrating

pollution

control,

waste

management

and

rehabilitation

activities

into

operating

procedures.
Employees should give appropriate and timely attention to environmental issues.
5.4.
POLITICAL SUPPORT

Lesaka

accepts

the

personal

participation

of

its

employees

in

the

political

process

and

respects

their

right

to
absolute privacy with

regard to personal political

activity. Lesaka

will not attempt

to influence any such

activity
provided there is no disruption to workplace activities and it does not contribute to industrial unrest.
Lesaka funds, goods or services,

however, may not be used as contributions to

political parties or their candidates.

6.
LESAKA’S FUNDS, PROPERTY AND RECORDS

6.1.
FUNDS AND PROPERTY

Lesaka has developed a number of internal controls to safeguard its assets and imposes strict standards to prevent fraud and dishonesty.

It is every employee’s responsibility

to implement, maintain and enhance the effectiveness
of the control environment in which they operate.

All employees who have access to Lesaka’s

funds in any form must at all times follow prescribed procedures for
recording, handling and protecting such funds.

Operating areas may implement

policies and procedures

relating to the

safeguarding of Lesaka

property, including
computer software.
Employees must at all times ensure that Lesaka’s funds and property are used only for legitimate

Lesaka business
purposes. Where

an employee requires

Lesaka funds to

be spent, it

is the employee’s

responsibility to use

good
judgment

on

Lesaka’s

behalf

and

to

ensure

that

appropriate

value

and

authorization

is

received

for

such
expenditure.
All

payments

made

by

or

on

behalf

of

Lesaka

for

any

purpose

must

be

fully

and

accurately

described

in

the
documents and

records supporting

the payment.

No false,

improper,

or misleading

entries shall

be made

in the
books and records of Lesaka.
Complete and accurate information is to be given in response to inquiries from Lesaka’s Compliance Department and certified public accountants.
If employees become aware of any evidence that Lesaka funds or property may have been or are likely to be used in a

fraudulent or

improper manner

they should

immediately and

confidentially advise

Lesaka as

set out

in the
compliance with this Code section of this document.

It is Lesaka’s

policy that no retaliation or

other adverse action will be taken

against any employee for good-faith
reports.
6.2.
RECORDS

Accurate and reliable records of many kinds are necessary to meet Lesaka’s legal and financial obligations and to manage the affairs

of Lesaka. Lesaka’s

books and

records should reflect

all business transactions

in an accurate
and timely manner.

Undisclosed

or

unrecorded

revenues,

expenses,

assets

or

liabilities

are

not

permissible,

and

the

employees
responsible for accounting and record-keeping functions are expected to be diligent in enforcing proper practices.

7. EMPLOYMENT MATTERS
7.1. SUPERVISION OF RELATIVES AND OTHERS
Close relatives

and domestic

partners shall

not work

directly or

indirectly under

the supervision

of one

another
without prior written approval.

●
“Close relative”

means, but

is not

limited to,

a spouse,

sister,

brother,

sister-in-law,

brother-in-law,

father,
mother,

father-in-law,

mother-in-law,

step-parent, aunt,

uncle, first cousin,

child, step-child,

foster child,

or
grandparent.

●
“Domestic partner”

means, but

is not

limited to,

husband, wife,

or a

person the

employee currently

resides
with in an intimate, romantic or sexual relationship.

If such a

situation should arise,

it should be

immediately brought to

the attention of

a direct manager

of Human
Resources.
Lesaka also requires that employees

disclose to Human Resources the

existence of an intimate, romantic

or sexual
relationship

between

employees where

there

exists a

direct

chain

of command

and/

or supervisor/

subordinate
relationship. Decisions concerning such employees will be made on a case-by-case basis by Human Resources.
7.2.
RESTRICTIONS ON FORMER GOVERNMENT

EMPLOYEES
Former U.S. Government

employees or U.S. military

officers are generally

prohibited from representing

Lesaka
in matters in which the government has substantial interest and where the employee had prior responsibility.

Retired senior government officials

and regular military officers

are further restricted from selling

to, or in some
instances, contacting their former agency or military service.

The duration of these prohibitions

and the matters to

which they apply depend

on the type of

previous government
employment. Lesaka’s legal

department should be contacted to help identify which restrictions apply.

8.
DEALING WITH OUTSIDE PERSONS AND ORGANISATIONS

8.1. PROMPT COMMUNICATIONS
Lesaka strives to

achieve complete, accurate, fair, understandable

and timely communications with

all parties with
whom it conducts

business, as well

as government

authorities and the

public. All employees

must take all

steps
necessary to assist Lesaka in fulfilling these disclosure responsibilities. In addition, prompt and effective internal
communication is encouraged.
A prompt,

courteous and accurate

response should

be made to

all reasonable

requests for

information and other
client communications.

Any complaints should

be dealt with

in accordance with

internal procedures

established
by various operating areas of Lesaka and applicable laws.
8.2. MEDIA RELATIONS
In

addition

to

everyday

communications

with

outside

persons

and

organizations,

Lesaka

will,

on

occasion,

be
asked to express its views to the media on certain issues.
When communicating

publicly on

matters that

involve Lesaka

business, employees

must not

presume to

speak
for Lesaka on any matter, unless they are certain that

the views they express are those

of Lesaka and it is Lesaka’s
desire that such views be publicly disseminated. Employees

approached by the media should immediately contact
the department or individual responsible for corporate communications.
An

employee,

when

dealing

with

anyone

outside

Lesaka,

including

public

officials,

must

take

care

not

to
compromise the

integrity or

damage the

reputation of

any outside

individual, business,

or government

body,

or
that of Lesaka.
As a general rule, Lesaka’s

position on public policy

or industry issues will be dealt

with by senior management
of Lesaka and

existing policies in

this regard

must be adhered

to. The text

of the articles

for publication,

public
speeches

and

addresses

about

Lesaka

and

its

business

should

be

reviewed

in

advance

with

the

individual
responsible for public relations.
Employees

should

separate

their

personal

roles

from

Lesaka’s

position

when

communicating

on

matters

not
involving Lesaka

business. They

should be

especially careful

to ensure

that they

are not

identified with

Lesaka
when pursuing personal

or political

activities, unless this

identification has been

specifically authorized in

advance
by Lesaka.

9.
PRIVACY

AND CONFIDENTIALITY

In

the

regular

course

of

business,

Lesaka

accumulates

a

considerable

amount

of

information.

The

following
principles are to be observed:
9.1. OBTAINING AND SAFEGUARDING INFORMATION
Information necessary for Lesaka’s business should be reliable, accurate and its confidentiality maintained. When
personal information is needed, wherever

possible, it should be

obtained directly from the

person concerned. Only
reputable and reliable sources should be used to supplement this information.
Information

should

only

be

retained

as

long

as

it

is

needed

or

as

required

by

law,

and

it

is

every

employee’s
responsibility to ensure that such information is physically secured and protected.
9.2. ACCESS TO INFORMATION
Any

information

with

respect

to

any

product,

plan

or

business

transaction

of

Lesaka,

or

personal

information
regarding

employees,

including

their

salaries,

must

be

kept

strictly

confidential

(hereinafter

referred

to

as
“Confidential Information”) and must not be

disclosed or used for improper

purposes by any employee unless

and
until proper authorization for such disclosure has been obtained.

Once authorization has

been obtained, all

information required by

stakeholders either on

request or due

to statutory
requirements must be accurately disclosed.

In

addition,

operating

areas

may

implement

policies

and

procedures

to

prevent

improper

transmission

within
Lesaka of material non-public information.
9.3. TERMINATION OF EMPLOYMENT
The obligation to

preserve the confidentiality

of Confidential Information

acquired in the course

of employment
with Lesaka

does not

end upon

termination of

employment. The

obligation

continues indefinitely

until Lesaka
authorizes disclosure, or until the Confidential Information legally enters the public domain.
Immediately

upon

the

termination

of

employment

for

any

reason,

or

when

otherwise

requested

by

Lesaka,
employees are required to

return to Lesaka all above

-mentioned Confidential Information,

including documents,
information and other property.
9.4. FORMER EMPLOYMENT
New employees

will not

be assigned

to work

where

they might

be required

to use

or disclose

trade

secrets

or
confidential information

belonging to

their former

employers. New

employees should

not take

away from

their
former place of employment any information that might be considered proprietary or confidential.

10.
OBLIGATIONS OF EMPLOYEES

It is

of paramount

importance to

Lesaka that

all disclosure

in reports

and documents

that Lesaka

files with,

or
submits

to,

the

SEC,

and

in

other

public

communications

made

by

Lesaka

is

full,

fair,

accurate,

timely

and
understandable.

You

must

take

all

steps

available

to

assist

Lesaka

in

fulfilling

these

responsibilities

consistent

with

your

role
within the Lesaka. In particular, you are required to provide prompt and accurate answers to all inquiries made to you in connection with Lesaka’s

preparation of its public reports and disclosure.
All employees must perform their duties diligently,

effectively and efficiently,

and in particular:
●
support

and

assist Lesaka

to

fulfil

its commercial

and

ethical

obligations

and

objectives

as set

out

in

this
Code;
● avoid any waste of resources, including time;
●
be committed to improving

productivity, achieving the maximum quality standards, reducing ineffectiveness, and avoiding unreasonable disruption of activities at work;
● commit to honouring their agreed terms and conditions of employment;
●
not act in any way that may jeopardize the shareholders’

rights to a reasonable return on investment;
●
act honestly and in good faith at all times and report any harmful activity they observe in the workplace;
●
recognize fellow employees’

rights to freedom of association and not intimidate fellow employees;
●
pay due regard to environmental, public health and safety conditions in and around the workplace; and
● act within their powers and not carry on the business of Lesaka recklessly.
Each

employee

who

contributes

in

any

way

to

the

preparation

or

verification

of

the

Company's

financial
statements and other financial information must:
● ensure that the Company's books, records and accounts are accurately maintained;
●
be familiar with

and comply with

the Company's disclosure

controls and procedures

and its internal control
over financial reporting; and
● take all necessary steps to ensure that all filings with the SEC and all other public communications about the financial

and

business

condition

of

the

Company

provide

full,

fair,

accurate,

timely

and

understandable
disclosure.
Each employee

must cooperate

fully with

the Company's

accounting and

internal audit

departments, as

well as
the Company's certified public accountants and counsel.
Each employee

acknowledges that Lesaka

shall be

the owner

of the copyright

in any work

which is eligible

for
copyright and

which is

created or

executed by

such employee,

whether alone

or with

others, in

the course

and
scope of employment.
All work created

or executed by

the employee and

for which copyright

exists shall

unless the employee

established
the contrary, be deemed to

have been created or executed in the course and scope of employment with Lesaka.
BOARD APPROVAL

RECEIVED: SEPTEMBER 2021